EXHIBIT(A)(2)

                              LETTER OF TRANSMITTAL
                       TO ACCOMPANY SHARES OF COMMON STOCK
                                       OF
                            SONOMAWEST HOLDINGS, INC.
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                              DATED JANUARY 8, 2001


--------------------------------------------------------------------------------
            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
        PACIFIC TIME, ON FEBRUARY 15, 2001 UNLESS THE OFFER IS EXTENDED.
-------------------------------------------------------------------------------

          In order to tender shares of common stock pursuant to the Offer to Purchase dated January 8, 2001 (the "Offer to Purchase"), this Letter of Transmittal, the certificates for Shares to be tendered and any other required documents should be sent or delivered by each stockholder of SonomaWest Holdings, Inc. (the "Company") or such stockholder's broker, dealer, commercial bank or other nominee to the Depositary at its address set forth below.

                        The Depositary for the Offer is:

                   Continental Stock Transfer & Trust Company
                   2 Broadway, 19th Floor New York, N.Y. 10004
                            Reorganization Department
                         Telephone: 212-509-4000 x. 535
                                Fax: 212-616-7610
                             Attn: Roger Bernhammer

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                        DESCRIPTION OF SHARES TENDERED
                          (SEE INSTRUCTIONS 3 AND 4)

                     Name(s) and address(es) of registered holder(s)
(please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



                              Total Number of Shares Evidenced by       Number of
  Certificate Number(s)(1)         Share Certificate(s)(1)         Shares Tendered (2)
---------------------------        -----------------------        --------------------
--------------------------         -----------------------        --------------------

--------------------------         -----------------------        --------------------

--------------------------         -----------------------        --------------------

--------------------------         -----------------------        --------------------

Total Shares:                      -----------------------        --------------------



Indicate below the order (by Certificate Number) in which shares are to be purchased in event of Proration(3):

1st_______________; 2nd_______________; 3rd_______________; 4th_______________;

5th_______________

*Attach additional list, if necessary.

(1) Need not be completed by shareholders delivering Shares by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

(3) If you do not designate an order, in the event less than all shares tendered are purchased due to prorations, shares will be selected for purchase by the Depositary.

     ----------------------------------------------------------------------

     This Letter of Transmittal is to be completed by stockholders of the Company if certificates evidencing the Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer) is utilized, or if delivery of the Shares is to be made by book-entry transfer to the Depositary's account at [The Depository Trust Company] (the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures described in "THE OFFER - Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase (as defined below). See Instruction 2.

     Shareholders whose certificates evidencing the Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Introduction to the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in "THE OFFER - Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. See Instruction 2.

                                TENDER OF SHARES

[ ] Check here if any of the Share Certificates representing the Shares that you own have been lost, destroyed or stolen and see Instruction 10.

     Number of Shares represented by lost, destroyed or stolen certificates:

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

[ ] Check here if the Shares are being delivered by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver the Shares by book-entry transfer):

     Name of Tendering Institution: --------------------------------------------

     Account Number: -----------------------------------------------------------

     Transaction Code Number:---------------------------------------------------

[ ] Check here if the Shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

     Name(s) of Registered Holder(s):------------------------------------------

     Window Ticket No. (if any):-----------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:-----------------------

     Name of Institution which Guaranteed Delivery: ---------------------------

ODD LOTS: If the Shares being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on January 8, 2001, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Shares, please complete the following (See Instruction 12):

The undersigned certifies that the undersigned (check one box):

[ ] was the beneficial or record owner of, as of the close of business on January 8, 2001 and continues to own, beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that: (i) is tendering, for the beneficial owner(s) hereof, Shares with respect to which it is the record holder and (ii) believes that, based upon representations made to it by such beneficial owner(s), that each such person was the beneficial or record owner of, as of the close of business on January 8, 2001 and continues to own, beneficially or of record as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered.



 Please read the instructions set forth in this Letter of Transmittal carefully.

To the Depositary:

     The undersigned hereby tenders to SonomaWest Holdings, Inc., a California corporation (the "Company"), all of the above-referenced shares of common stock, no par value, of the Company (the "Shares"), pursuant to the Company's offer to purchase up to 375,000 shares of its common stock at a price of $8.00 per share, net to the seller in cash, without interest thereon, subject to reduction for any applicable federal backup or other withholding or stock transfer taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 8, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that if more than 375,000 shares of its common stock is tendered and not withdrawn by the Expiration Date, the Company will, as described in the Offer to Purchase first purchase shares from Odd Lot holders (holders of less than 100 shares of common stock) and then on a pro rata basis from all other stockholders.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after January 8, 2001 (collectively, "Distributions"), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company; (ii) present such Shares and all Distributions for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed to be necessary or advisable to complete the sale, the assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Company all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Company in its sole discretion.

     No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of the Shares pursuant to any one of the procedures described in "THE OFFER - Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may not be required to accept for payment some or all Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing the Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing the Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of the Shares or Share Certificates evidencing the Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if the Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above

Issue:  [  ] Check [  ] Certificate(s) to:

Name:
       ------------------------------------------------------------------------
       (Please Print)

Address:-----------------------------------------------------------------------

        -----------------------------------------------------------------------
       (Include Zip Code)

       ------------------------------------------------------------------------
       Taxpayer Identification or Social Security Number
          (See Substitute Form W-9 on Page 11)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below at The Depository Trust Company.

      -------------------------------------------------------------------------
      (Account Number)


                          SPECIAL DELIVERY INSTRUCTIONS
                          (INSTRUCTIONS 1, 4, 5, AND 7)

     To be completed ONLY if the check for the purchase price of the Shares purchased or Share Certificates evidencing the Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."



Mail:  [  ] Check [  ] Share Certificate(s) to:

Name:
           --------------------------------------------------------------------
           (Please Print)

Address:   --------------------------------------------------------------------

           --------------------------------------------------------------------
           (Include Zip Code)

           --------------------------------------------------------------------
           Taxpayer Identification or Social Security Number
           (See Substitute Form W-9 on Page 11)

                        IMPORTANT: SHAREHOLDERS SIGN HERE
                            (SEE INSTRUCTION 1 AND 5)


     Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))

Name(s):-----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):---------------------------------------------------------

Address:-----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.:---------------------------------------------------

Tax Identification or Social Security No.:-------------------------------------

Date:  ________________________________, 2001


                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED - SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY

Authorized Signature: ---------------------------------------------------------

Name(s):-----------------------------------------------------------------------
                                 (Please Print)

Title:-------------------------------------------------------------------------

Name of Firm:------------------------------------------------------------------

Address:-----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No:----------------------------------------------------

Date:  ________________________________, 2001


Tax Identification or Social Security No.:-------------------------------------


                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal: (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) of the Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "THE OFFER - Section
3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the cover page of this Letter of Transmittal prior to the Expiration Date, (as defined in the Introduction to the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in "THE OFFER - Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of book-entry delivery, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within 3 trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "THE OFFER - Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

     The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share

Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Company will pay all stock transfer taxes, if any, with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated in this Letter of Transmittal as the account from which such Shares were delivered.

     8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the company to the attention of Gary L. Hess, President and CEO, at SonomaWest Holdings, Inc., 1448 Industrial Avenue, Sebastopol, California 95472 (707) 824-2548. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Company.

     9. SUBSTITUTE FORM W-9. Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as Payer) with such shareholder's correct Tax Identification Number ("TIN") on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit an Internal Revenue Service Form W-8 or W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 or Form W-8BEN can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that: (i) such stockholder is exempt from backup withholding; (ii) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or
(iii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

     See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. To expedite replacement, call Continental Stock Transfer & Trust Company.

     11. WAIVER OF CONDITIONS. The conditions to the Offer may be waived by the Company, in whole or in part, at any time and from time to time, in the Company's sole discretion.

     12. ODD LOTS. As described in the Offer to Purchase, if the Company is to purchase fewer than all Shares validly tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares validly tendered by any stockholder who owned, beneficially or of record, as of the close of business on January 8, 2001, and as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tenders all of such holder's Shares. This preference will not be available unless the section captioned "Odd Lots" in this Letter of Transmittal is completed.

     CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

SUBSTITUTE CERTIFICATION

PAYER'S NAME: Continental Stock Transfer & Trust Company

Part 1 - Please provide your TIN and certify by signing and dating below.

         Social Security Number or
         Employer Identification Number:  ___________________________

Part 1(B) - Please check the box at the right if you have applied for and are awaiting receipt of your TIN or intend to apply for a TIN in the near future. [ ]

Part 2 - For Payees Exempt From Backup  Withholding,  please write  "Exempt"
         and see the enclosed  Guidelines  and complete as  instructed  therein.
         ____________________

Part 3 - Certification Under Penalties of Perjury, I certify that:

Form W-9 of the     Item (1) the number shown on this form is my correct
Treasury Internal   Taxpayer Internal Revenue Identification Number (or I am
Revenue Special     waiting for a number to be issued to me);
Payer's Request
for Taxpayer        Item (2) I am not subject to backup withholding either
Identification      because: (a) I am exempt from backup Taxpayer withholding;
("TIN")             (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to withholding; and

                    Item (3) I am a U.S. person (or a U.S. resident alien).

                    CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

                    The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                    Date: ____________, 2001 Signature:________________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer, 31% of all payments made to me pursuant to this offer shall be retained until I provide a tax identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

 __________________________________           ___________, 2001
                  Signature                    Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.